SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 21, 2004

                          MEASUREMENT SPECIALTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEW JERSEY                    001-11906               22-2378738
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
       OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)


              710 RT 46 EAST, SUITE 206, FAIRFIELD NEW JERSEY 07004
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.


On May 21, 2003, the registrant issued the press release attached as Exhibit
99.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not Applicable
     (b)  Not Applicable
     (c)  The following exhibit is filed herewith:


     EXHIBIT NO.      DESCRIPTION
     -----------      -----------

     Exhibit 99.1 Press Release of Measurement Specialties, Inc. dated May 21, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MEASUREMENT SPECIALTIES, INC.



Date:  May 21, 2004            By:  /s/  John P. Hopkins
                                         -----------------------------------
                                         John P. Hopkins
                                         CFO